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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


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                                  FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of
                      The Security Exchange Act of 1934


Date of Report (Date of earliest event reported)                April 22, 1996


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                SMITH ENVIRONMENTAL TECHNOLOGIES CORPORATION
                --------------------------------------------

           (Exact name of registrant as specified in its charter)

          DELAWARE                      0-14992          38-2294876
(State of other jurisdiction of    (Commision File     (IRS Employer
   incorporated organization)           Number)       identification No.)


                          Bayview Corporate Center
                        3501 Jamboree Road, Suite 550
                           Newport Beach, CA 92660
                  (address of principal executive offices)

     Registrant's telephone number, including area code: (714) 737-7900


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Item 5. Other Events

        On October 18, 1995, Smith Environmental Technologies
        Corporation (The "Company") executed a Loan and Security Agreement (Agreement) by and among Smith Environmental Technologies Corporation ("Smith"), BCM Engineers Inc., a Pennsylvania corporation (BCM), and Riedel Environmental Services, Inc. (RES), as Borrowers and Chemical Bank and BOT Financial Corporation as lenders. The Company reported in a news release on April 10, 1996 that it has advised its senior lenders that it is not in compliance with certain financial covenants in the Agreement due to the operating results for the second fiscal quarter ending March 31, 1996. The Company is in discussions with its senior lenders regarding possible waiver or modification of the agreement.

Item 7. Financial Statements and Exhibits

        (c)   None

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                                  SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              SMITH ENVIRONMENTAL
                              TECHNOLOGIES CORPORATION

                              By: /s/ William T. Campbell
                                  -----------------------
                                  William T. Campbell
                                  Vice President/Finance

April 22, 1996